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                                                                   EXHIBIT 10.60

                               PROXIM CORPORATION
                     2003 STAND-ALONE STOCK OPTION AGREEMENT
                               FOR FRANCO PLASTINA

I.       NOTICE OF STOCK OPTION GRANT

         Franco Plastina
         [address omitted]

         You have been granted, as a material inducement to your becoming an employee of the Company, a Nonstatutory Stock Option to purchase Common Stock of the Company, subject to the terms and conditions of this Agreement, as follows:

         Date of Grant                               May 2, 2003

         Vesting Commencement Date                   May 2, 2003

         Exercise Price per Share                    $0.68

         Total Number of Shares Granted              3,000,000

         Total Exercise Price                        $2,040,000.00

         Term/Expiration Date:                       May 2, 2013

         Vesting Schedule:

         This Option shall vest and may be exercised, in whole or in part, in accordance with the following schedule:

         One-third (1/3) of the Shares subject to the Option shall vest one year after the Vesting Commencement Date, and one-twelfth (1/12) of the Shares subject to the Option shall vest each three month period thereafter, so that the Option shall be fully vested three (3) years from the Date of Grant, subject to the Optionee continuing to be a Service Provider on such dates.

         Termination Period

         This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider in accordance with Section 8 of this Agreement. Upon the death or Disability of the Optionee, this Option may be exercised for twelve
(12) months after the Optionee ceases to be a Service Provider in accordance with Sections 9 and 10 of this Agreement. In no event shall this Option be exercised later than the Term/Expiration Date provided.

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II.      AGREEMENT

         1. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its committees, which committee shall be constituted to satisfy Applicable Laws, as shall be administering this Agreement.

                  (b) "Agreement" means this stock option agreement between the Company and Optionee evidencing the terms and conditions of this Option.

                  (c) "Applicable Laws" means the requirements relating to the administration of stock options under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

                  (d) "Board" means the Board of Directors of the Company or any committee of the Board that has been designated by the Board to administer this Agreement.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f)      "Common Stock" means the common stock of the Company.

                  (g) "Company" means Proxim Corporation, a Delaware corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                  (i)      "Director" means a member of the Board.

                  (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                                    (1)      If the Common Stock is listed on
any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such

                                                                             -2-

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exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                    (2)      If the Common Stock is regularly
quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                                    (3)      In the absence of an established
market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (o) "Notice of Grant" means a written notice, in Part I of this Agreement, evidencing certain terms and conditions of this Option grant. The Notice of Grant is part of the Option Agreement.

                  (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (q)      "Option" means this stock option.

                  (r) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

                  (s) "Optioned Stock" means the Common Stock subject to this Option.

                  (t) "Optionee" means the person named in the Notice of Grant or such person's successor.

                  (u) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (v) "Service Provider" means an Employee, Director or Consultant.

                  (w) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of this Agreement.

                  (x) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         2. Grant of Option. The Board hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement.

                                                                             -3-

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         3.       Administration of the Plan.

                  (a) Administration. This Agreement shall be administered by (i) the Board or (ii) a committee, which committee shall be constituted to satisfy Applicable Laws. The Administrator's decisions, determinations and interpretations shall be final and binding on the Optionee.

                  (b) Powers of the Administrator. Subject to the provisions of this Agreement, and in the case of a committee, subject to the specific duties delegated by the Board to such committee, the Administrator shall have the authority, in its discretion:

                                    (1)      to determine the terms and
conditions of the Option, provided that such terms and conditions are not inconsistent with the terms of this Agreement or the terms of that certain Employment Agreement, dated April 24, 2003, by and between the Optionee and the Company (the "Employment Agreement"). Such terms and conditions include, but are not limited to, the exercise price, the time or times when this Option may be exercised, any vesting acceleration (other than pursuant to a Change of Control as such term is defined in the Employment Agreement, in which case the terms and conditions of the Employment Agreement shall govern), and any restriction or limitation regarding this Option or the Shares of Common Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                                    (2)      to reduce the exercise price of any
Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date this Option was granted;

                                    (3)      to permit this Option to be
eligible to participate in an Option Exchange Program;

                                    (4)      to construe and interpret the terms
of this Option and this Agreement;

                                    (5)      to modify or amend each Option
(subject to Section 12 of this Agreement), including the discretionary authority to extend the post-termination exercisability period of the Option longer than is otherwise provided herein;

                                    (6)      to authorize any person to execute
on behalf of the Company any instrument required to effect the grant of the Option;

                                    (7)      to determine the terms and
restrictions applicable to the Option;

                                    (8)      to allow the Optionee to satisfy
withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by the Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

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                                    (9)      to make all other determinations
deemed necessary or advisable.

         4.       Exercise of Option.

                  (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Agreement.

                  (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                  (c) Legal Compliance. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

                  (d) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  (a)      cash or check;

                  (b) consideration received by the Company under a cashless exercise program implemented by the Company (if permitted by the Administrator); or

                  (c) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         6. Non-Transferability of Option. Unless determined otherwise by the Administrator, this Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. If the Administrator makes this Option transferable, this Option shall contain such additional terms and conditions as the Administrator deems appropriate.

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         7.       Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

         8. Termination of Relationship as a Service Provider. If the Optionee ceases to be a Service Provider (other than for death or Disability), this Option may be exercised for a period of three (3) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         9. Disability of Optionee. If the Optionee ceases to be a Service Provider as a result of the Optionee's Disability, this Option may be exercised for a period of twelve (12) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         10. Death of Optionee. If the Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of this Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

         11. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by this Option, and the number of shares of Common Stock which have been authorized for issuance under this Agreement, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for the Optionee to have the right to exercise this Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not

                                                                             -6-

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otherwise be exercisable. In addition, the Administrator may provide that any
Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. Amendment and Termination. The Administrator may amend or modify this Agreement. No such amendment or modification shall impair the rights of the Optionee, unless mutually agreed to between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         13. Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company. at its then current principal executive office or to such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

         14. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

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THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR
DISPOSING OF THE SHARES.

                  (a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of a Nonstatutory Stock Option (an "NSO"). The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  (b) Disposition of Shares. Subject to applicable law at the time of disposition of the Shares by the Optionee, if the Optionee has held NSO Shares for at least one year, any gain realized on disposition of the Shares may be treated as long-term capital gain for federal income tax purposes.

         15. Entire Agreement; Governing Law. This Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

         16. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUES ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

                                                                             -8-

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         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                     PROXIM CORPORATION:

_________________________________             __________________________________
Franco Plastina                               By:
[address omitted]                             __________________________________
                                              Title:

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                                CONSENT OF SPOUSE

         The undersigned spouse of Optionee has read and hereby approves the terms and conditions of this Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in this Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of this Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under this Agreement.

                                               _________________________________
                                               Spouse of Optionee

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                                    EXHIBIT A

                               PROXIM CORPORATION

                                 EXERCISE NOTICE

Proxim Corporation
935 Stewart Drive
Sunnyvale, CA  94085

Attention:        Stock Plan Administration

         1. Exercise of Option. Effective as of today, ________________, 200__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Proxim Corporation (the "Company") under and pursuant to the 2003 Stand-Alone Stock Option Agreement for Franco Plastina (the "Option Agreement"). The purchase price for the Shares shall be $___________________, as required by the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 11 of the Option Agreement.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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

         7. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

         8. Entire Agreement; Governing Law. The Option Agreement is incorporated herein by reference. This Agreement, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                               Accepted by:

OPTIONEE                                    PROXIM CORPORATION

____________________________________        ____________________________________
Franco Plastina                             By:

Current  Address:
                                            ____________________________________
____________________________________        Title:

____________________________________



                                            Date Received:______________________

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